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As filed with the Securities and Exchange Commission on October 16, 2014

Registration No. 333-193798

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 7
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Antero Resources Midstream LLC
to be converted as described herein into a limited partnership named

Antero Midstream Partners LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	4922	46-4109058
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)
1615 Wynkoop Street Denver, Colorado 80202 (303) 357-7310 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)
Glen C. Warren, Jr. 1615 Wynkoop Street Denver, Colorado 80202 (303) 357-7310 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

David P. Oelman Vinson & Elkins L.L.P. 1001 Fannin, Suite 2500 Houston, Texas 77002 (713) 758-2222	Ryan J. Maierson Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 (713) 546-5400

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement becomes effective.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        This Amendment No. 7 to the Registration Statement on Form S-1 (File No. 333-193798) of Antero Resources Midstream LLC is being filed solely to amend Item 16 of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 7 does not modify any portion of the preliminary prospectus contained in Part I or Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this Amendment No. 7 does not include a copy of the preliminary prospectus.

 PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 13.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

        Set forth below are the expenses (other than underwriting discounts) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the SEC registration fee, the FINRA filing fee and the NYSE listing fee, the amounts set forth below are estimates.

SEC registration fee	$96,600
FINRA filing fee	113,000
NYSE listing fee		*
Accountants' fees and expenses		*
Legal fees and expenses		*
Printing and engraving expenses		*
Transfer agent and registrar fees		*
Miscellaneous		*

Total		*

*
To be completed by amendment

ITEM 14.    INDEMNIFICATION OF OFFICERS AND MEMBERS OF OUR BOARD OF DIRECTORS.

        Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever. The section of the prospectus entitled "The Partnership Agreement—Indemnification" discloses that we will generally indemnify officers, directors and affiliates of the general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference.

        Our general partner will purchase insurance covering its officers and directors against liabilities asserted and expenses incurred in connection with their activities as officers and directors of the general partner or any of its direct or indirect subsidiaries.

        The underwriting agreement to be entered into in connection with the sale of the securities offered pursuant to this registration statement, the form of which will be filed as an exhibit to this registration statement, provides for indemnification of Antero Resources Corporation and our general partner, their officers and directors, and any person who controls Antero Resources Corporation and our general partner, including indemnification for liabilities under the Securities Act.

ITEM 15.    RECENT SALES OF UNREGISTERED SECURITIES.

        In connection with the contribution of Midstream Operating to us at the completion of this offering, Antero Resources Midstream LLC will convert into Antero Midstream Partners LP, and we expect to issue (i) the non-economic general partner interest in us to Antero Resources Midstream Management LLC for no consideration and (ii) the 100% limited partner interest in us to Antero Resources Corporation for $1,000.00. On October 1, 2013, in connection with its formation, Antero Resources Midstream LLC issued 100% of its common economic interests to Antero Resources Corporation and all of its special membership interests to Antero Resources Midstream Management LLC for no consideration. Both issuances were exempt from registration under

Section 4(2) of the Securities Act. There have been no other sales of unregistered securities within the past three years.

ITEM 16.    EXHIBITS.

        (a)   The following documents are filed as exhibits to this Registration Statement.

Exhibit Number			Description
1.1	***	—	Form of Underwriting Agreement
3.1	***	—	Form of Certificate of Limited Partnership of Antero Midstream Partners LP
3.2	***	—	Agreement of Limited Partnership of Antero Midstream Partners LP (included as Appendix A in the prospectus included in this Registration Statement)
3.3	***	—	Certificate of Formation of Antero Resources Midstream LLC
3.4		—
Limited Liability Company Agreement of Antero Resources Midstream LLC (incorporated by reference to Exhibit 10.4 to Antero Resources Corporation's Current Report on Form 8-K (Commission File No. 001-36120) filed on October 17, 2013)
5.1	*	—	Form of Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
8.1	*	—	Form of Opinion of Vinson & Elkins L.L.P. relating to tax matters
10.1	*	—	Form of Amended and Restated Contribution Agreement
10.2	*	—	Form of Right of First Offer Agreement (included as Exhibit D to Exhibit 10.1 to this Registration Statement)
10.3	*	—	Form of Gathering Agreement (included as Exhibit C to Exhibit 10.1 to this Registration Statement)
10.4	*	—	Form of Water Services Agreement (included as Exhibit E to Exhibit 10.1 to this Registration Statement)
10.5	*	—	Form of License Agreement (included as Exhibit F to Exhibit 10.1 to this Registration Statement)
10.6	***	—
Credit Agreement, dated as of February 28, 2014, among Antero Resources Midstream Operating LLC, certain subsidiaries of the borrower, as Guarantors, the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and Union Bank, N.A., and Credit Agricole Corporate and Investment Bank, as Co-Documentation Agents
10.7		—
First Amendment to Credit Agreement, dated as of May 5, 2014, by and among Antero Midstream LLC, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 to Antero Resources Corporation's Current Report on Form 8-K (Commission a File No. 001-36120) filed May 8, 2014).
10.8	***	—	Form of Registration Rights Agreement
10.9	***	—	Form of New Revolving Credit Facility
10.10	***	—	Form of Services Agreement
10.11	***	—	Form of Antero Midstream Partners LP Long-Term Incentive Plan

Exhibit Number			Description
10.12	***	—	Form of Indemnification Agreement
21.1	***	—	List of Subsidiaries of Antero Midstream Partners LP
23.1	*	—	Consent of KPMG LLP
23.2	*	—	Consent of KPMG LLP
23.3	*	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)
23.4	*	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 8.1)
24.1	***	—	Powers of Attorney (included on the signature page of this registration statement)

*
Provided herewith.

***
Previously filed.

ITEM 17.    UNDERTAKINGS.

        The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes that, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

          (1)   Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

          (2)   Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

          (3)   The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

          (4)   Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        The undersigned registrant hereby undertakes that:

          (1)   For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2)   For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        The undersigned registrant undertakes that, for the purposes of determining liability under the Securities Act to any purchaser, if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

        The undersigned registrant undertakes to send to each common unitholder, at least on an annual basis, a detailed statement of any transactions with its general partner or its general partner's affiliates, and of fees, commissions, compensation and other benefits paid, or accrued to its general partner or its general partner's affiliates for the fiscal year completed, showing the amount paid or accrued to each recipient and the services performed.

        The registrant undertakes to provide to the common unitholders the financial statements required by Form 10-K for the first full fiscal year of operations of the registrant.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on October 16, 2014.

Antero Resources Midstream LLC
By:	Antero Resources Midstream Management LLC, its sole member
By:	/s/ GLEN C. WARREN, JR.
	Name:	Glen C. Warren, Jr.
	Title:	President, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature		Title	Date

* Paul M. Rady		Chairman of the Board, Director and Chief Executive Officer (principal executive officer)	October 16, 2014
/s/ GLEN C. WARREN, JR. Glen C. Warren, Jr.		Director, President, Chief Financial Officer and Secretary (principal financial officer)	October 16, 2014
* K. Phil Yoo		Chief Accounting Officer and Corporate Controller (principal accounting officer)	October 16, 2014
* Peter R. Kagan		Director	October 16, 2014
* W. Howard Keenan, Jr.		Director	October 16, 2014
* Christopher R. Manning		Director	October 16, 2014
*By:	/s/ GLEN C. WARREN, JR. Glen C. Warren, Jr. Attorney-in-Fact

 INDEX TO EXHIBITS

Exhibit Number			Description
1.1	***	—	Form of Underwriting Agreement
3.1	***	—	Form of Certificate of Limited Partnership of Antero Midstream Partners LP
3.2	***	—	Agreement of Limited Partnership of Antero Midstream Partners LP (included as Appendix A in the prospectus included in this Registration Statement)
3.3	***	—	Certificate of Formation of Antero Resources Midstream LLC
3.4		—
Limited Liability Company Agreement of Antero Resources Midstream LLC (incorporated by reference to Exhibit 10.4 to Antero Resources Corporation's Current Report on Form 8-K (Commission File No. 001-36120) filed on October 17, 2013)
5.1	*	—	Form of Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
8.1	*	—	Form of Opinion of Vinson & Elkins L.L.P. relating to tax matters
10.1	*	—	Form of Amended and Restated Contribution Agreement
10.2	*	—	Form of Right of First Offer Agreement (included as Exhibit D to Exhibit 10.1 to this Registration Statement)
10.3	*	—	Form of Gathering Agreement (included as Exhibit C to Exhibit 10.1 to this Registration Statement)
10.4	*	—	Form of Water Services Agreement (included as Exhibit E to Exhibit 10.1 to this Registration Statement)
10.5	*	—	Form of License Agreement (included as Exhibit F to Exhibit 10.1 to this Registration Statement)
10.6	***	—
Credit Agreement, dated as of February 28, 2014, among Antero Resources Midstream Operating LLC, certain subsidiaries of the borrower, as Guarantors, the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and Union Bank, N.A., and Credit Agricole Corporate and Investment Bank, as Co-Documentation Agents
10.7		—
First Amendment to Credit Agreement, dated as of May 5, 2014, by and among Antero Midstream LLC, certain subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 to Antero Resources Corporation's Current Report on Form 8-K (Commission a File No. 001-36120) filed May 8, 2014).
10.8	***	—	Form of Registration Rights Agreement
10.9	***	—	Form of New Revolving Credit Facility
10.10	***	—	Form of Services Agreement
10.11	***	—	Form of Antero Midstream Partners LP Long-Term Incentive Plan
10.12	***	—	Form of Indemnification Agreement

Exhibit Number			Description
21.1	***	—	List of Subsidiaries of Antero Midstream Partners LP
23.1	*	—	Consent of KPMG LLP
23.2	*	—	Consent of KPMG LLP
23.3	*	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)
23.4	*	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 8.1)
24.1	***	—	Powers of Attorney (included on the signature page of this registration statement)

*
Provided herewith.

***
Previously filed.

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EXPLANATORY NOTE
PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
  ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.
  ITEM 14. INDEMNIFICATION OF OFFICERS AND MEMBERS OF OUR BOARD OF DIRECTORS.
  ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.
  ITEM 16. EXHIBITS.
  ITEM 17. UNDERTAKINGS.
SIGNATURES
INDEX TO EXHIBITS